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BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST IV
SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
SERIES 1998-1, INVESTOR NUMBER 19982001

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MONTHLY SERVICING SUMMARY                                                             PERIOD              01/31/99
                                                                                     ENDING:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Pass Through
                                                                            Rate               Balance            Pool Factor
                                                                     ------------------- --------------------- -------------------
                                                                    BOP  Scheduled Pool       $798,361,984.82         89.1586150%
                                                                    EOP  Scheduled Pool        788,496,596.21         88.0568787%
Determination Date:            02/05/99        Class A-1 Certificate            6.4700%        627,316,503.65         85.4352006%
Remittance Date:               02/10/99          Class M Certificate            6.9400%         67,158,000.00        100.0000000%
Prior Period WAC                 10.35%        Class B-1 Certificate            7.8100%         53,727,000.00        100.0000000%
Current Period WAC               10.34%        Class B-2 Certificate            8.0000%         40,295,092.56        100.0000000%

I.    RECAP OF POOL:                          LOAN
                                             COUNT          CLASS A-1             CLASS M
                                            ---------  --------------------- -------------------
      Beginning Certificate Balance           30,385        $637,181,892.26      $67,158,000.00
      Scheduled Principal Reduction                          (2,087,482.72)                0.00
      Partial Principal Prepayments                            (316,125.68)                0.00
      Principal Prepayments In Full            (241)         (5,141,348.44)                0.00
      Contract Liquidations                     (93)         (2,320,431.77)                0.00
      Contract Repurchases                         0                   0.00                0.00
      Previously Undistributed Shortfalls                              0.00                0.00
                                            ---------  --------------------- -------------------
      Remaining Certificate Balance           30,051        $627,316,503.65      $67,158,000.00
                                            ---------  --------------------- -------------------
                                            ---------  --------------------- -------------------

I.    RECAP OF POOL:
                                                 CLASS B-1            CLASS B-2
                                            --------------------- -------------------
      Beginning Certificate Balance               $53,727,000.00      $40,295,092.56
      Scheduled Principal Reduction                         0.00                0.00
      Partial Principal Prepayments                         0.00                0.00
      Principal Prepayments In Full                         0.00                0.00
      Contract Liquidations                                 0.00                0.00
      Contract Repurchases                                  0.00                0.00
      Previously Undistributed Shortfalls                   0.00                0.00
                                            --------------------- -------------------
      Remaining Certificate Balance               $53,727,000.00      $40,295,092.56
                                            --------------------- -------------------
                                            --------------------- -------------------

II.   DISTRIBUTIONS:
                                                            CLASS A-1             CLASS M
                                                       --------------------- -------------------
      Principal Distribution Amount                           $9,865,388.61               $0.00
      Scheduled Interest Distribution Amount                   3,435,472.37          388,397.10
      Unpaid Interest Shortfall Current Period                         0.00                0.00
      Previously Undistributed Interest Shortfalls                     0.00                0.00
                                                       --------------------- -------------------
      Total Distribution                                     $13,300,860.98         $388,397.10
                                                       --------------------- -------------------
                                                       --------------------- -------------------

II.   DISTRIBUTIONS:
                                                            CLASS B-1            CLASS B-2
                                                       --------------------- -------------------
      Principal Distribution Amount                                   $0.00               $0.00
      Scheduled Interest Distribution Amount                     349,673.23          268,633.95
      Unpaid Interest Shortfall Current Period                         0.00                0.00
      Previously Undistributed Interest Shortfalls                     0.00                0.00
                                                       --------------------- -------------------
      Total Distribution                                        $349,673.23         $268,633.95
                                                       --------------------- -------------------
                                                       --------------------- -------------------

                                                       ---------------------
      AVAILABLE DISTRIBUTION AMOUNT:                          14,716,799.86
                                                       ---------------------
                                                       ---------------------

III.  MONTHLY ADVANCE
                                                     Monthly Advance Amount                                     $0.00
                                                                    Outstanding Amount Advanced                 $0.00

IV.   RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                               $409,234.60
                                                                                                 ---------------------
                                                                                                 ---------------------

V.    SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                                        $8,973,354.84
                                                                                  Gross Int....        (6,885,872.12)
                                                                                                 ---------------------
                                                                                  Principal....          2,087,482.72
                                                                                                 ---------------------
                                                                                                 ---------------------

VI.   SERVICING FEE:                                                                                      $665,301.65
                                                                                                 ---------------------
                                                                                                 ---------------------

VII.  DELINQUENCY INFORMATION:

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                                                         Days Delinquent                 Number     Actual Balance
                                                       --------------------- ------------------- ---------------------
                                                             31 - 59                        444        $11,863,375.20
                                                             60 - 89                        109          3,254,328.33
                                                            90 or more                      143          4,909,028.20
                                                       --------------------- ------------------- ---------------------
                                                         Total Delinquent                   696        $20,026,731.73
                                                                             ------------------- ---------------------
                                                                             ------------------- ---------------------


VIII. REPOSSESSION INFORMATION:                                                          Number     Actual Balance
                                                                             ------------------- ---------------------
                                                                         BOP                228         $6,915,009.37
                                                               Repossessions
                                                                        Plus                 79          2,219,132.75
                                                               Repossessions
                                                                  this Month
                                                           Less Liquidations               (93)       ($2,387,079.74)
                                                                             ------------------- ---------------------
                                                                         EOP                214         $6,747,062.38
                                                               Repossessions
                                                                             ------------------- ---------------------
                                                                             ------------------- ---------------------

IX.   REPURCHASES:
                                                                                         Number     Actual Balance
                                                                             ------------------- ---------------------
                                                                  Contracts                   0                 $0.00
                                                             Repurchased or
                                                                   Replaced
                                                         Eligible Substitute                  0                 $0.00
                                                                   Contracts
                                                                             ------------------- ---------------------
                                                          Difference Paid by                  0                 $0.00
                                                                    Servicer
                                                                             ------------------- ---------------------
                                                                             ------------------- ---------------------

X.    RESERVE ACCOUNT SUMMARY:
                       Reserve Account Deposit Amount                                                           $0.00
                       Reserve Account Draw Amount                                                              $0.00
                       Distribution to Class R Certificateholder                                           $36,841.73
                       Ending Balance  at                         31-Jan-99                             $8,991,242.73

XI.   DELINQUENCY RATIOS
                                                               Average 30-Day Delinquency Ratio                 1.41%
                                                               Average 60-Day Delinquency Ratio                 0.93%
                                                                 Cumulative Realized Loss Ratio                 0.97%
                                                                    Current Realized Loss Ratio                 0.92%

XII.  LIQUIDATION LOSSES:
                                                                   Previous Period Aggregate Net        $7,255,880.09
                                                                             Liquidation Losses:
                                                        Current Period Aggregate Net Liquidation        $8,676,246.74
                                                                                         Losses:
                                                             Current Period Liquidation Losses:         $1,420,366.65

XIV.  CERTIFICATE ACCOUNT INTEREST:                                                                        $50,993.79

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